UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2006
TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-08634 (Commission File Number)	75-1903917 (IRS Employer Identification No.)
1300 MoPac Expressway South, Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)
(512) 434-5800
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On July 25, 2006, the Company issued a press release announcing the Company’s earnings for the quarter ended July 1, 2006. A copy of the press release is furnished as exhibit 99.1 of this report.
Item 9.01. Financial Statements and Exhibits.
(c) Exhibits.

99.1	Press release issued by the Company on July 25, 2006, announcing the Company’s earnings for the quarter ended July 1, 2006.
SIGNATURE
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: July 25, 2006	By:	/s/ Doyle R. Simons
	Name:	Doyle R. Simons
	Title:	Executive Vice President

EXHIBIT INDEX

Exhibit	Description	Page

99.1	Press release issued by the Company on July 25, 2006, announcing the Company's earnings for the quarter ended July 1, 2006.	4

3